SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of Earliest Event Reported): December 1, 2000
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                             VITRO DIAGNOSTICS, INC.
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             (Exact name of registrant as specified in its charter)


    Nevada                        0-17378                        84-1012042
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(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                             8100 Southpark Way, B-1
                            Littleton, Colorado                   80120
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               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number including area code: (303) 794-2000
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          (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure 7

     On December 1, 2000, Vitro Diagnostics, Inc. held its annual meeting of the shareholders. A copy of the presentation materials of the Company's President and Chief Executive Officer that were used at that meeting and which might be used from time to time thereafter is filed as exhibit 99.1, attached hereto.

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